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EXHIBIT 10.8      1996 INCENTIVE COMPENSATION PLAN - ANNUAL BONUS INCENTIVE


Bonuses for 1996 are based on achieving 81% of the revenue objective.


     Roy J. Dimoff                 President and CEO         $  20,250
     Christopher K Phillips        Vice President                8,100
     Nancy Phillips                Vice President                8,100
     Kevin Loud                    Vice President               16,200
     D. Kirk Roberts               Chief Financial Officer      11,340
     Employees                                                  95,547

     Total                                                   $ 159,537